UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):     December 14, 2010;
                                                          ------------------
                                                          December 10, 2010
                                                          -----------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-125068               26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                 3100 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (307) 686-5030


                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

High Plains Gas, Inc. (formerly Northern Explorations, Ltd.), ("High Plains Gas" or the "Company") on December 10, 2010 signed a Purchase and Sale Agreement with Duramax Holdings, LLC to sell various gas properties and related assets from its North Fairway assets for a purchase price of $5.3 million. High Plains will operate the wells associated with the sale for Duramax in connection with a contract sales agreement.

Duramax deposited $100,000 into escrow to purchase the properties. In the event the closing does not occur by December 31, 2010, Duramax may request a refund of the original deposit or Duramax may request an extension of the contract for 30 days upon an additional $100,000 deposit into escrow (after which the original $100,000 would be nonrefundable). In the event the closing does not occur by January 31, 2011, Duramax may request an extension of the contract for an additional 30 days upon an additional $100,000 deposit into escrow which at that point becomes nonrefundable. The Closing is scheduled for December 18, 2010 in the agreement.

These assets include over 350 natural gas wells spread over five different fields in the North Fairway lease. Production from the wells is approximately 2,900 Mcf/day (thousand cubic feet) or less than 17% of the total current North Fairway production, with a majority of the wells being fee wells that are shut in and of lower value to High Plains Gas.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

High Plains Gas, Inc. includes by reference the following exhibits:

     10.1 Purchase and Sale Agreement dated December 10, 2010 by and among High Plains Gas, LLC and Duramax Holdings, LLC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HIGH PLAINS GAS, INC.
                            ------------------------

Date: December 14, 2010  By:     \s\Mark D. Hettinger
                                 ---------------------------
                         Name:   Mark D. Hettinger
                         Title:  CEO and Director
                                 Principal Executive Officer


Date: December 14, 2010  By:     \s\Joe Hettinger
                                 ---------------------------
                         Name:   Joe Hettinger
                         Title:  CFO and Director
                                 Principal Financial Officer